                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        ______________________________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                April  23, 1998
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                        APPLIED VOICE TECHNOLOGY, INC.
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            (Exact name of registrant as specified in its charter)


         Washington                       0-25186                91-1190085
(State or other jurisdiction       (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)

                             11410 N.E. 122nd Way
                          Kirkland, Washington  98034
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         (Address of principal executive offices, including zip code)

                                (425) 820-6000
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             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On April 23, 1998, Applied Voice Technology, Inc. (the "Company") announced a two-for-one split of its common stock. The record date for the stock split is May 4, 1998, with a payable date of May 11, 1998.

     In accordance with Washington law, in connection with the stock split the Company will also split its authorized capital stock. Accordingly, as of the payable date the Company's authorized capital stock will consist of 60,000,000 shares of common stock, par value $.01 per share, and 2,000,000 shares of preferred stock, par value $.01 per share.


                                   SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         APPLIED VOICE TECHNOLOGY, INC.


Dated:  April 23, 1998
                                         By           /s/ Roger Fukai
                                            ------------------------------------
                                            Roger Fukai, Chief Financial Officer


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